UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
FORM 8-K
 ______________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2022
 ______________________________
Forestar Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33662	26-1336998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2221 E. Lamar Blvd., Suite 790, Arlington, Texas 76006
(Address of principal executive offices)
(817) 769-1860
(Registrant’s telephone number, including area code)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	FOR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers:
Compensatory Arrangements of Certain Officers.

(c)    Appointment of Certain Officers

On September 26, 2022, the Company's Board of Directors appointed and promoted Mark S. Walker, age 45, to the office of Executive Vice President and Chief Operating Officer of the Company, effective October 1, 2022.

Mr. Walker has more than 20 years of experience in residential real estate. Mr. Walker joined Forestar in 2019 as Region President of the Company’s East region. Since 2019, his responsibilities have expanded to include leading Forestar’s Mid-Atlantic, North and Texas regions. Prior to joining Forestar, Mr. Walker worked for D.R. Horton from January 2012 to January 2019 as a Vice President in land acquisition and development. He graduated from the University of Georgia in 2000 with a Bachelor of Business Administration degree in General Business. Mr. Walker is expected to be a “named executive officer” in the Company’s proxy statement for the Company’s fiscal year 2023 and will be a Section 16 reporting person.

Mr. Walker does not have a family relationship with any of the Company’s officers or directors and has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

(e)    Compensatory Arrangements of Certain Officers

The Compensation Committee of the Board of Directors of the Company approved a compensation package for Mr. Walker consisting of an annual base salary of $300,000 and a short-term discretionary incentive bonus target of $300,000. The Company intends to enter into its standard officer indemnification agreement with Mr. Walker, effective October 1, 2022.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits
	99.1	Press Release dated September 30, 2022 announcing Mark Walker as Chief Operating Officer
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forestar Group Inc.
Date:	September 30, 2022	By:	/S/ ASHLEY DAGLEY
Ashley Dagley
Vice President and Corporate Secretary